Debt investments	12 Months Ended
Dec. 31, 2020
Investments, Debt and Equity Securities [Abstract]
Debt investments

Note 3 – Debt investments

Debt investments consist of the following:

	As of December 31,	As of December 31,
	2020	2019

Available-for-sale debt investments	$40,835,000	$-

For the years ended December 31, 2020, 2019 and 2018, the Company purchased bonds facilitated by a third-party broker for the aggregate amount of approximately $104 million, nil and nil, approximately $63 million, nil and nil was redeemed during the same period, respectively. Approximately $41 million, nil and nil, was redeemed subsequent to the respective balance sheet dates.

An aggregate interest income of approximately $0.8 million, nil and nil were included in the interest income in the consolidated statements of operations and comprehensive loss for the respective periods presented.